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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                           SOUTHERN STAR CENTRAL CORP.

             Offer to Exchange 8 1/2% Senior Secured Notes due 2010
                 Registered under the Securities Act of 1933 for
              All Outstanding 8 1/2% Senior Secured Notes due 2010

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Southern Star Central Corp., a Delaware corporation (the "Company"), made pursuant to the prospectus, dated _____________, 2004 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date (as defined below) of the Exchange Offer. This form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Deutsche Bank Trust Company Americas (the "Exchange Agent") as set forth below. Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus or the Letter of Transmittal.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________, 2004 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

           To: Deutsche Bank Trust Company Americas, as Exchange Agent

     By Overnight Courier:               By Hand Delivery:

     DB Services Tennessee, Inc.         Deutsche Bank Trust Company Americas
     Corporate Trust & Agency Services   C/O The Depository Trust Clearing Corporation
     Reorganization Unit                 55 Water Street, 1st floor
     648 Grassmere Park Road             Jeanette Park Entrance
     Nashville, TN 37211                 New York, NY 10041

     Confirm by Telephone
     (615) 835-3572

                                    By Mail:

                           DB Services Tennessee, Inc.
                               Reorganization Unit
                                 P.O. Box 292737
                            Nashville, TN 37229-2737

                               Fax: (615) 835-3701

                           Information (800) 735-7777

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.





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This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.

The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Notes may be withdrawn if the Exchange Offer is terminated or as otherwise provided in the Prospectus.

All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned.

Principal Amount of Old Notes Tendered:*   If Old Notes will be delivered by book-entry
                                           transfer, provide account number.
$                                          Account Number:

Certificate Nos. (if available):

Total Principal Amount Represented by
Old Notes Certificate(s):
$

          * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE


X
  -----------------------------------------------


X
  -----------------------------------------------

                                                    ----------------------------
Signature(s) of Holder(s) or Authorized Signatory   Date

This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as their name(s) appear(s) on the certificate(s) for the Old Notes or, if delivered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below beside "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act as provided in the Letter of Transmittal.

                              Please Type or Print

     Name(s):
              --------------------------------------------------

     Capacity:
               -------------------------------------------------
     Address(es):
                  ----------------------------------------------

                  ----------------------------------------------

Area Code and Telephone Number:
                                ---------------------------

                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three business days after the Expiration Date.


     Name of Firm:
                   -----------------------   ----------------------------------
                                             Authorized Signature

     Address:                                Name:
              ----------------------------         ----------------------------
                                                       (Please Type or Print)
              ----------------------------

              ----------------------------   Title:
                                                    ---------------------------
              ----------------------------

Area Code and Tel. No.:
                        ------------------
Date:
      ------------------------------------

   DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD
           NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.